Intangible assets	6 Months Ended
Jun. 30, 2022
Disclosure Of Intangible Assets [Abstract]
Intangible assets
5. Intangible assets
The Company’s intangible assets consisted of the following:

	June 30, 2022
(in USD ‘000)	Gross Carrying Value	Disposal	Impairment	Net Book Value
Intangible assets
Linzagolix	20,000	(600)	(19,400)	—
Nolasiban	4,503	—	—	4,503

Total	24,503	(600)	(19,400)	4,503

	December 31, 2021
(in USD ‘000)	Gross Carrying Value	Disposal	Impairment	Net Book Value
Intangible assets
Linzagolix	20,000	—	—	20,000
Nolasiban	4,503	—	—	4,503
Ebopiprant	2,105	(2,105)	—	—

Total	26,608	(2,105)	—	24,503

On February 10, 2022, the Company entered into a strategic licensing agreement with Theramex HQ UK Limited (“Theramex”) to support the commercialization and market introduction of linzagolix across global markets outside of the U.S., Canada and Asia (“Theramex License Agreement”). Given the
out-licensing
of linzagolix in certain territories to Theramex, the Company concluded that a portion of the linzagolix intangible assets should be de-recognized.
The Company calculated the
out-licensed
territories as representing 3% of the probability-weighted gross profit from linzagolix product sales world-wide and as a result, recorded a partial derecognition of USD 0.6 million of intangible asset.
During the three months ended June 30, 2022, the Company identified an interim impairment trigger for the linzagolix intangible asset resulting from the review issues communicated by the U.S. Food and Drug Administration (FDA) regarding deficiencies in the New Drug Application (NDA) for linzagolix uterine fibroids. After performing an interim impairment assessment, the Company concluded that the full remaining net book value of the asset was impaired as of June 30, 2022 and recorded a charge of USD 19.4 million. The impairment charge is recorded in impairment of intangible asset on the unaudited condensed consolidated statements of comprehensive loss.